THE HERZFELD
CARIBBEAN BASIN
FUND,  INC.

ANNUAL REPORT
JUNE 30, 1999

================================================================================

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

INVESTMENT ADVISOR
HERZFELD / CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

TRANSFER AGENT & REGISTRAR
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street, 5th Floor
Boston, MA  02116

COUNSEL
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Kaufman, Rossin & Co.
2699 South Bayshore Drive
Miami, FL  33133

Listed NASDAQ SmallCap Market
Symbol: CUBA

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which consist of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia and Venezuela. The fund invests at least 65% of its total assets in a broad range of securities of issuers including U.S.-based companies, which engage in substantial trade with and derive substantial revenue from operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS
================================================================================
THOMAS J. HERZFELD
   Chairman of the Board, President
   and Portfolio Manager

CECILIA L. GONDOR-MORALES
   Secretary, Treasurer and Director

BERGTHOR F. ENDRESEN
   Director

ANN S. LIEFF
   Director

KENNETH A.B. TRIPPE
   Director

LETTER TO SHAREHOLDERS
================================================================================

[PHOTO]
Thomas J. Herzfeld
Chairman and President

August 11, 1999

Dear Fellow Shareholders:

PERFORMANCE

For the fiscal year-ending June 30, 1999, our Fund's net asset value closed at a record high of $6.12. This represented a gain of 6.2% for the 12-months (adjusted for the year-end distribution of $0.709 per share). Over the same period, our share price moved ahead by 11.8% (also adjusted for the distribution).

Our performance earned an achievement award from Lipper Analytical. That firm ranked The Herzfeld Caribbean Basin Fund, Inc. the number one performer among closed-end Latin American Funds for the one- and five-year periods ended December 31, 1998, and the number one performer among Latin American Equity Funds for the two and five year periods ended December 31, 1998.

The portfolio's level of investment increased from 80.3% to 97.88%. This is the first year that we were so fully invested. Our strategy going forward remains the same--to continue to emphasize investments in companies doing business in the Caribbean which we feel have strong merit even if there is no political change in Cuba. The companies we select, however, are also chosen with a view towards the economic benefit they would receive if U.S. trade with Cuba is resumed. I believe the Fund is well positioned to achieve our investment objectives.

Cuba, of course, continues to be of the highest level of interest. The subject of the lifting of the embargo, and the impact of that event on our portfolio, are discussed at every Board meeting. Potential new investments and portfolio changes are also reviewed in this context.

================================================================================

PREMIUM/DISCOUNT

During the fiscal year the Fund's shares traded at both a premium and a discount to net asset value. Since inception in 1994, the Fund has traded at a premium for at least a portion of any given year.

CHART
[OMITTED]

LARGEST ALLOCATIONS

The following tables present our largest investments and geographic allocations as of June 30, 1999.

TABLES
----------------------------------------------
Geographic Allocation          % of Net Assets
----------------------------------------------
USA                                     46.96%
Mexico                                  17.06%
Panama                                  10.50%
Belize                                   5.93%
Puerto Rico                              4.83%
Cayman Islands                           3.83%
Dominican Republic                       2.04%
Latin American Regional                  1.95%
Venezuela                                1.56%
Netherlands Anitlles                     1.16%
Colombia                                 0.99%
Costa Rica                               0.69%
Virgin Islands                           0.38%
Cuba                                     0.00%
----------------------------------------------

----------------------------------------------
Largest Portolio Positions     % of Net Assets
----------------------------------------------
Florida East Coast Industries Inc.      25.93%
PanAmerican Beverage Inc. Cl. A          7.37%
The Mexico Fund, Inc.                    6.74%
Carlisle Holdings Inc.                   5.93%
Royal Caribbean Cruises Ltd.             5.88%
Carnival Corp.                           5.19%
Banco Latinoamericano de Exportaciones   3.13%
Florida Rock Industries, Inc.            3.10%
Seaboard Corporation                     2.65%
Consolidated Water Co.                   2.60%
----------------------------------------------

================================================================================

Daily net asset values and press releases on the Fund are now available on the internet at www.herzfeld.com.

I would like to take this time to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow shareholders for their continued support and suggestions.

                                        Sincerely,

                                        /s/ Thomas J. Herzfeld

                                        Thomas J. Herzfeld
                                        Chairman of the Board and President

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
================================================================================

   Shares or
Principal Amount          Description                                   Value
----------------          -----------                                   -----
Common stocks - 97.88% of net assets

Banking and finance - 5.17%
      8,000    Bancolombia S.A.                                      $    38,000
      3,500    Banco Ganadero S.A.                                        63,219
     12,000    Banco Latinoamericano de Exportaciones                    321,000
      6,000    Doral Financial                                           103,125
     26,000    Grupo Financiero Serfin SA ADR                              5,200

Communications - 5.72%
      3,000    Able Telecom Holdings*                                     21,750
      2,400    Atlantic Tele-Network*                                     25,200
      2,000    Cellular Communications of Puerto Rico                     57,000
      3,000    Corecomm, Inc.*                                           144,750
     16,000    Grupo Radio Centro S.A. ADR                                84,000
      1,000    Grupo Televisa S.A. GDR                                    44,813
     19,000    Tricom S.A. ADR                                           210,188

Conglomerates - 5.96%
     42,024    Carlisle Holdings, Inc.                                   609,348
        200    Grupo Imsa S.A.                                             3,200

Construction and related - 6.44%
     12,000    Bufete Industrial S.A. ADR                                 21,750
      1,936    Ceramica Carabobo Cl. A ADR                                 2,234
     13,000    Empresas ICA Sociedad Controladora ADR                     87,750
      7,000    Florida Rock Industries, Inc.                             318,500
      7,000    Florida Rock Industries, Inc. rights                           --
      4,300    Mastec, Inc.                                              121,475
      3,300    Puerto Rican Cement Co.                                   109,519

Consumer products and related manufacturing - 16.37%
    800,000    Atlas Electricas S.A.                                      70,945
      1,918    Buenos Aires Embotelladora S.A. (Note 2)*                      --
      5,000    Coca Cola Femsa S.A.                                       96,875
      6,400    Grupo Casa Autrey S.A. ADR                                 23,200
     42,218    Mavesa S.A. ADR                                           137,209
     31,800    PanAmerican Beverage Inc. Cl. A                           757,238
      7,146    Pepsi Cola Puerto Rico                                     39,303
     11,500    Savia S.A. ADR                                            263,063
     13,000    Vitro Sociedad Anonima ADR                                 66,625
     13,850    Watsco Incorporated                                       266,794

                              See accompany notes.

-----------------------------------
* Non-income producing

================================================================================

   Shares or
Principal Amount          Description                                   Value
----------------          -----------                                   -----

Investment companies - 11.24%
     10,000    The Latin America Equity Fund, Inc.                   $   103,750
      6,100    The Latin America Investment Fund, Inc.                    68,244
      3,000    The Latin American Discovery Fund, Inc.                    28,125
     34,050    The Mexico Equity and Income Fund, Inc.                   261,759
     40,000    The Mexico Fund, Inc.                                     692,500

Leisure - 11.07%
     11,000    Carnival Corp.                                            533,500
     13,800    Royal Caribbean Cruises Ltd.                              603,750

Medical - 1.16%
      8,000    Orthofix International N.V.*                              119,000

Railroad and landholdings - 25.93%
     60,200    Florida East Coast Industries Inc.                      2,663,846

Retail - 0.13%
     20,000    Little Switzerland Inc.*                                   13,750

Trucking and marine freight - 3.26%
        800    Seaboard Corporation                                      272,000
      5,000    Trailer Bridge, Inc.                                       10,313
     10,000    Transportacion Maritima Mexicana ADR                       52,500

Utilities - 3.83%
     12,000    Caribbean Utilities Ltd. Cl. A                            126,000
     35,600    Consolidated Water, Inc.                                  267,000

Other - 1.60%
     33,000    Consorcio G Grupo Dina ADR                                 49,500
     24,000    Hvide Marine, Inc.                                         51,751
      2,414    Mantex S.A.I.C.A.                                          17,606
     14,200    Margo Caribe, Inc.*                                        42,600
        833    Siderurgica Venezolana Sivensa ADR                          2,499
         75    Siderurgica Venezolana Sivensa "B"                            255
                                                                     -----------

Total common stocks (cost $7,767,232)                                 10,053,521

Bonds - 0% of net assets

$   165,000    Republic of Cuba - 4.5%, 1977 - in default
               (cost $63,038) (Note 2)*                                       --

Other assets less liabilities - 2.12% of net assets                      218,123
                                                                     -----------

Net assets - 100%                                                    $10,271,644
                                                                     ===========

                            See accompanying notes.

-----------------------------------
* Non-income producing

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
================================================================================

ASSETS

   Investment in securities, at value (cost $7,830,270) (Note 2)   $ 10,053,521
   Cash                                                                 234,734
   Dividends and interest receivable                                      5,174
   Other assets                                                          46,331
                                                                   ------------
      TOTAL ASSETS                                                   10,339,760

LIABILITIES

   Accrued investment advisor fee (Note 3)          $     33,495
   Other payables                                         34,621
                                                    ------------
      TOTAL LIABILITIES                                                  68,116
                                                                   ------------
NET ASSETS (Equivalent to $6.12 per share
   based on 1,677,636 shares outstanding)                          $ 10,271,644
                                                                   ============

Net assets consist of the following:
   Common stock, $.001 par value; 100,000,000
      shares authorized; 1,677,636 shares issued
      and outstanding                                              $      1,678
   Additional paid-in capital                                         8,362,502
   Undistributed net investment loss                                   (322,921)
   Undistributed net realized gain on investments                         7,134
   Net unrealized gain on investments                                 2,223,251
                                                                   ------------

       TOTAL                                                       $ 10,271,644
                                                                   ============

                            See accompanying notes.

STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 1999
================================================================================

INVESTMENT INCOME
   Dividends                                                          $ 102,771
   Interest                                                              19,983
                                                                      ---------
      Total income                                                      122,754

EXPENSES
   Investment advisor fee (Note 3)                       $ 131,032
   Custodian fees                                           49,500
   Professional fees                                        28,616
   Amortization                                             17,182
   Transfer agent                                           16,042
   Insurance                                                14,333
   Directors fees                                            8,700
   Printing                                                  7,060
   Proxy services                                            7,010
   Postage                                                   5,996
   Listing fees                                              4,000
   Transaction fees                                          1,591
   Miscellaneous                                            10,041
                                                         ---------
      Total expenses                                                    301,103
                                                                      ---------

      INVESTMENT LOSS - NET                                            (178,349)

REALIZED LOSS AND UNREALIZED GAIN
   ON INVESTMENTS
      Net realized loss on investments                     (51,999)
      Change in unrealized gain on investments             906,939
                                                         ---------

         NET GAIN ON INVESTMENTS                                        854,940
                                                                      ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    $ 676,591
                                                                      =========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED JUNE 30, 1998 AND 1999
================================================================================

                                                             1999             1998
                                                         ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS:
      Investment loss - net                              ($   178,349)    ($    16,324)
      Net realized gain (loss) on investments                 (51,999)       1,902,656
      Change in unrealized gain (loss) on investments         906,939         (992,602)
                                                         ------------     ------------
         Net increase in net assets from operations           676,591          893,730

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Realized gains - short-term                                (94,673)              --
   Realized gains - mid-term                                       --           (8,484)
   Realized gains - long-term                              (1,094,771)        (728,837)
                                                         ------------     ------------
      Total distributions                                  (1,189,444)        (737,321)
                                                         ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  ($   512,853)    $    156,409

NET ASSETS:

   Beginning of year                                     $ 10,784,497     $ 10,628,088
                                                         ------------     ------------

   End of year                                           $ 10,271,644     $ 10,784,497
                                                         ============     ============

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
YEARS ENDED JUNE 30, 1995 THROUGH 1999
================================================================================================================================

                                                                  1999          1998          1997          1996          1995
                                                                --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period                         $   6.43      $   6.34      $   5.32      $   4.82      $   4.98
   Operations:
      Net investment income (loss)                                 (0.11)        (0.01)        (0.04)        (0.03)         0.02
      Net realized and unrealized gain (loss) on investments        0.51          0.54          1.14          0.53         (0.13)
                                                                --------      --------      --------      --------      --------
         Total from (to) operations                                 0.40          0.53          1.10          0.50         (0.11)
                                                                --------      --------      --------      --------      --------
   Distributions:
      From net investment income                                      --            --            --            --         (0.02)
      From net realized gains                                      (0.71)        (0.44)        (0.08)           --         (0.03)
                                                                --------      --------      --------      --------      --------
         Total distributions                                       (0.71)        (0.44)        (0.08)           --         (0.05)
                                                                --------      --------      --------      --------      --------

   Net asset value, end of period                               $   6.12      $   6.43      $   6.34      $   5.32      $   4.82
                                                                --------      --------      --------      --------      --------

   Per share market value, end of period                        $   6.00      $   6.00      $   5.25      $   5.38      $   5.25
                                                                --------      --------      --------      --------      --------
   Total investment return (loss) based on
      market value per share                                      11.83%        23.54%        (0.90%)        2.48%       (15.17%)
                                                                --------      --------      --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (in 000's)                      $ 10,272      $ 10,784      $ 10,628      $  8,927      $  8,085
                                                                --------      --------      --------      --------      --------

      Ratio of expenses to average net assets                      3.30%         3.21%         3.01%         3.32%         3.51%
                                                                --------      --------      --------      --------      --------
      Ratio of investment income (loss) - net to average
         net assets                                               (1.95%)       (0.14%)       (0.78%)       (0.62%)        0.36%
                                                                --------      --------      --------      --------      --------

      Portfolio turnover rate                                        59%           40%           23%           26%            6%
                                                                --------      --------      --------      --------      --------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters
--------------------------------

The Herzfeld Caribbean Basin Fund, Inc. (the Fund) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ SmallCap Market and trades under the symbol "CUBA".

The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

The Fund's custodian and transfer agent is Investors Bank & Trust Company, based in Boston, Massachusetts.

Security Valuation
------------------

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Income Recognition
------------------

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Deposits with Financial Institutions
------------------------------------

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Use of Estimates in the Preparation of Financial Statements
-----------------------------------------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================

Income Taxes
------------

The Fund qualifies as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) is not subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Shareholders
-----------------------------

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 2.   NON-MARKETABLE SECURITES OWNED

Investment in securities includes the following securities for which readily ascertainable market values were not available:

$165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995. As of June 30, 1999 the position was valued at -0- by the Board of Directors, which believes approximates the bonds' fair value.

1,918 shares of Buenos Aires Embotelladora S.A., an Argentine bottling company, which were issued (at no cost) as part of a settlement for a class action suit against Pepsi Cola Puerto Rico. Buenos Aires Embotelladora S.A. shares were delisted from the New York Stock Exchange in May 1997. As of June 30, 1999, the position was valued at -0- by the Board of Directors, which believes approximates the stock's fair value.

NOTE 3.   TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the Advisor), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average monthly net assets.

During the year ended June 30, 1999, the Fund paid $33,495 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4.   INVESTMENT TRANSACTIONS

During the fiscal year ended June 30, 1999, purchases and sales of investment securities, other than government securities, were $5,781,908 and $5,173,049, respectively, while sales of government securities were $975,740.

At June 30, 1999, the Fund's investment portfolio had gross unrealized gains of $3,204,583 and gross unrealized losses of $981,332, resulting in a net unrealized gain of $2,223,251.

================================================================================

NOTE 5:   CHANGES TO BY-LAWS

In July 1998, the Fund's Board of Directors approved certain changes to the Fund's By-Laws. The first change involves the requirements necessary for shareholders to call a special meeting of shareholders. Now, in order to call such a meeting, the holders of at least 50% of the Fund's outstanding capital stock must submit a written request for a meeting to the Secretary of the Fund. Previously, holders of 10% of the Fund's capital stock could call a special meeting.

The second change in the By-Laws involves the requirements necessary for shareholders to have proposals brought before an annual or special meeting. Such proposals must involve a fundamental change in the Fund's structure, as determined by the Chairman of the Fund. Additionally, a written notice of a shareholder's proposal must be delivered to or mailed and received at the principal offices of the Fund at least 60 days, and no more than 90 days, prior to the date of the meeting. Such notice must (1) describe the business desired to be brought before the meeting and state the reasons for conducting such business; (2) state the name and address of the proposing shareholder; (3) state the number of Fund shares which the shareholder owns; and (4) describe any material interest the shareholder has in the business.

NOTE 6:   IMPACT OF THE YEAR 2000 COMPUTER ISSUE

Because computers frequently use only two digits to recognize years, on January 1, 2000, many computer systems, as well as equipment that uses embedded computer chips, may be unable to distinguish between years 1900 and 2000. If not remedied, this problem could create system errors and failures resulting in the disruption of normal business operations. In the event the Fund fails to identify or correct a material Year 2000 problem, there could be disruptions in normal business operations, which could have a material adverse effect on the Fund's results of operations, liquidity or financial condition. Further, there may be some third parties, such as government agencies, utilities, telecommunications companies, brokers and custodians that may not be able to continue business with the Fund due to their own Year 2000 problems. Additionally, if a company in which the Fund is invested is adversely affected by Year 2000 problems, it is possible that the price of that company's securities will be adversely affected. The risks associated with some foreign third parties and portfolio companies may be greater since there is general concern that some entities operating outside the United States are not addressing Year 2000 issues on a timely basis. There can be no assurance that any efforts made will fully mitigate the effect of Year 2000 issues.

The Fund's investment advisor, an entity related by virtue of common control, has represented to the Fund that its internal computers will function properly in the year 2000. The Fund's custodian and transfer agent has represented to the Fund that its bank-wide proprietary systems, including mission-critical systems, are Year 2000 ready. The Fund's advisor is not able to audit any company and its major suppliers to verify their Year 2000 preparedness.

INDEPENDENT AUDITORS' REPORT
================================================================================

To the Board of Directors and Shareholders
The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Herzfeld Caribbean Basin Fund, Inc., including the schedule of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principals.

                                                           Kaufman, Rossin & Co.


Miami, Florida
July 30, 1999